As filed with the Securities and Exchange Commission on August 4, 2011

Registration No. 333-174781

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

TransDigm Inc.

TransDigm Group Incorporated

Subsidiary Guarantors Listed on Schedule A Hereto

(Exact name of registrant as specified in its charter)

TransDigm Inc.	3728	TransDigm Group Incorporated
Delaware	(Primary Standard Industrial Classification Code Number)	Delaware
(State or other jurisdiction of		(State or other jurisdiction of
incorporation or organization)		incorporation or organization)

34-1750032		41-2101738
(I.R.S. Employer Identification No.)		(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3000

Cleveland, Ohio 44114

(216) 706-2960

(Address, including zip code, and telephone number, including area code, of each of the registrants’ principal executive offices)

W. Nicholas Howley

Chairman and Chief Executive Officer

TransDigm Group Incorporated

301 East 9th Street, Suite 3000

Cleveland, Ohio 44114

(216) 706-2960

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Christopher M. Kelly, Esq.

Jones Day

222 East 41st Street

New York, New York 10017-6702

(212) 326-3939

Approximate date of commencement of proposed sale to the public:

As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒		Accelerated filer	☐
Non-accelerated filer	☐	(Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)    ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)    ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

SCHEDULE A

CHAMPION AEROSPACE LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

58-2623644

(I.R.S. Employer Identification Number)

1230 OLD NORRIS ROAD

LIBERTY, SC 29657

(864) 843-1162

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ADAMS RITE AEROSPACE, INC.

(Name as specified in its charter)

CALIFORNIA

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

95-4056812

(I.R.S. Employer Identification Number)

4141 NORTH PALM STREET

FULLERTON, CA 92835

(714) 278-6500

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MARATHONNORCO AEROSPACE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

74-2707437

(I.R.S. Employer Identification Number)

8301 IMPERIAL DRIVE

WACO, TX 76712

(254) 776-0650

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AVIONIC INSTRUMENTS LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

13-2666109

(I.R.S. Employer Identification Number)

1414 RANDOLPH AVENUE

AVENEL, NEW JERSEY 07001-2402

(732) 388-3500

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SKURKA AEROSPACE INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

20-2042650

(I.R.S. Employer Identification Number)

4600 CALLE BOLERO, P.O. BOX 2869

CAMARILLO, CALIFORNIA 93011-2869

(805) 484-8884

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

CDA INTERCORP LLC

(Name as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

59-1285683

(I.R.S. Employer Identification Number)

450 GOOLSBY BLVD.

DEERFIELD, FLORIDA 33442

(954) 698-6000

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AVIATION TECHNOLOGIES, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

04-3750236

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AVTECH CORPORATION

(Name as specified in its charter)

WASHINGTON

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

91-0761549

(I.R.S. Employer Identification Number)

6500 MERRILL CREEK PARKWAY

EVERETT, WASHINGTON 98203

(425) 290-3100

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

TRANSICOIL LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

26-0084182

(I.R.S. Employer Identification Number)

9 IRON BRIDGE DRIVE

COLLEGEVILLE, PENNSYLVANIA 19426

(484) 902-1100

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MALAYSIAN AEROSPACE SERVICES, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

20-4894903

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AEROCONTROLEX GROUP, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

26-0379798

(I.R.S. Employer Identification Number)

313 GILLETT STREET

PAINESVILLE, OHIO 44077

(440) 352-6182

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ACME AEROSPACE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

16-0324980

(I.R.S. Employer Identification Number)

528 W. 21ST STREET, SUITE 6

TEMPE, ARIZONA 85282

(480) 894-6864

(Address, including zip code, and

telephone number, including area code,

of principal executive offices

DUKES AEROSPACE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

27-1368976

(I.R.S. Employer Identification Number)

9060 WINNETKA AVENUE

NORTHRIDGE, CALIFORNIA 91324

(818) 998-9811

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

CEF INDUSTRIES, LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

36-2056886

(I.R.S. Employer Identification Number)

320 SOUTH CHURCH STREET

ADDISON, ILLINOIS 60101

(630) 628-2299

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BRUCE AEROSPACE INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

26-0658833

(I.R.S. Employer Identification Number)

101 EVANS AVENUE

DAYTON, NEVADA 89403

(775) 246-0101

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BRUCE INDUSTRIES INC.

(Name as specified in its charter)

COLORADO

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

20-8487769

(I.R.S. Employer Identification Number)

101 EVANS AVENUE

DAYTON, NEVADA 89403

(775) 246-0101

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AIRCRAFT PARTS CORPORATION

(Name as specified in its charter)

NEW YORK

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

11-2001917

(I.R.S. Employer Identification Number)

c/o 4600 CALLE BOLERO, P.O. BOX 2869

CAMARILLO, CALIFORNIA 93011-2869

(805) 484-8884

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SEMCO INSTRUMENTS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

95-2500600

(I.R.S. Employer Identification Number)

25700 RYE CANYON ROAD

VALENCIA, CALIFORNIA 91355

(661) 257-2000

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

HARTWELL CORPORATION

(Name as specified in its charter)

CALIFORNIA

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

95-1936254

(I.R.S. Employer Identification Number)

900 S. RICHFIELD ROAD

PLACENTIA, CALIFORNIA 92870

(714) 993-4200

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MCKECHNIE AEROSPACE DE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

20-8964837

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MCKECHNIE AEROSPACE HOLDINGS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

26-0181650

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MCKECHNIE AEROSPACE INVESTMENTS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

58-2430801

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MCKECHNIE AEROSPACE US LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

27-0127704

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

TEXAS ROTRONICS, INC.

(Name as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

74-2925673

(I.R.S. Employer Identification Number)

601 WEST ELIZABETH STREET

BROWNSVILLE, TEXAS 78520

(956) 571-5031

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

WESTERN SKY INDUSTRIES, LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

94-3033701

(I.R.S. Employer Identification Number)

2600 S. CUSTER AVE.

WICHITA, KANSAS 67217

(316) 941-0400

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to the Registration Statement on Form S-4 is to refile exhibits 5.2 and 5.3. Accordingly, this Amendment No. 1 consists only of the facing page, this explanatory note and Part II of the Registration Statement. The prospectus is unchanged and has been omitted.

PART II

Information Not Required in Prospectus

Item 20.	Indemnification of Directors and Officers.

TransDigm Inc., TransDigm Group Incorporated, MarathonNorco Aerospace, Inc., Skurka Aerospace Inc., Aviation Technologies, Inc., Malaysian Aerospace Services, Inc., AeroControlex Group, Inc., Acme Aerospace, Inc., Dukes Aerospace, Inc., Bruce Aerospace Inc., Semco Instruments, Inc., McKechnie Aerospace DE, Inc., McKechnie Aerospace Holdings, Inc. and McKechnie Aerospace Investments, Inc. are incorporated under the laws of the State of Delaware. Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorney’s fees), judgments, fines, and amounts paid in settlement in connection with specified actions, suits and proceedings, whether civil, criminal, administrative or investigative (other than action by or in the right of the corporation—a “derivative action”), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s certificate of incorporation, bylaws, disinterested director vote, stockholder vote, agreement, or otherwise.

Champion Aerospace LLC, Avionic Instruments LLC, Transicoil LLC, CEF Industries, LLC, McKechnie Aerospace US LLC and Western Sky Industries, LLC are limited liability companies formed under the laws of the State of Delaware. Section 18-108 of the Delaware Limited Liability Company Act provides, subject to standards and restrictions set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Adams Rite Aerospace, Inc. and Hartwell Corporation are incorporated under the laws of the State of California. Section 317 of the California General Corporation Law provides that a California corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than in certain derivative actions as described below, by reason of the fact that he or she is or was a director, officer, employee or other agent of the corporation, or is or was serving at the corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a corporation that was a predecessor corporation of the corporation or of another enterprise at the request of the predecessor corporation, against expenses, including attorneys’ fees, judgments, fines, settlements and other amounts actually or reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. In the case of a derivative action, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders unless and only to the extent that the court in which action or suit is or was pending shall determine that, in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnify for these expenses which this court shall deem proper. Section 317 further provides that to the extent that the director, officer, employee or agent of a corporation has been successful on the merits in defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter, such person shall be indemnified against expenses, including attorneys’ fees, actually or reasonably incurred by him or her in connection with such defense.

CDA InterCorp LLC is a limited liability company formed under the laws of the State of Florida. Section 608.4229 of the Florida Limited Liability Company Act provides that subject to such standards and restrictions, if any, as are set forth in its articles of organization or operating agreement, a limited liability company may, and shall have the power to, but shall not be required to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Notwithstanding the foregoing, indemnification or advancement of expenses shall not be made to or on behalf of any member, manager, managing member, officer, employee, or agent if a judgment or other final adjudication establishes that the actions, or omissions to act, of such member, manager, managing member, officer, employee, or agent were material to the cause of action so adjudicated and constitute any of the following: (a) a violation of criminal law, unless the member, manager, managing member, officer, employee, or agent had no reasonable cause to believe such conduct was unlawful; (b) a transaction from which the member, manager, managing member, officer, employee, or agent derived an improper personal benefit; (c) in the case of a manager or managing member, a circumstance under which the liability provisions of Section 608.426 are applicable; or (d) willful misconduct or a conscious disregard for the best interests of the limited liability company in a proceeding by or in the right of the limited liability company to procure a judgment in its favor or in a proceeding by or in the right of a member.

Avtech Corporation is incorporated under the laws of the state of Washington. Sections 23B.08.500 through 23B.08.600 of the Washington Business Corporations Act, or the WBCA, contain specific provisions relating to indemnification of directors and officers of Washington corporations. In general, the WBCA provides that unless limited by the articles of incorporation (a) a corporation shall indemnify a director or officer who is wholly successful in the defense of a proceeding to which he or she is a party because of his or her status as an officer or directors for reasonable expenses, and (b) a corporation may indemnify a director or officer for reasonable expenses, if it is determined as provided in the WBCA that the director’s or officer’s actions met a certain standard of conduct, provided, however, that the corporation may not indemnify a director or officer who is liable to the corporation. Unless the articles of incorporation provide otherwise, the WBCA also permits a director or officer of a corporation who is a party to a proceeding to apply to the courts for indemnification or advance of expenses and the court may order indemnification or advance of expenses under certain circumstances set forth in the WBCA. The WBCA further provides that a corporation may in its articles of incorporation or bylaws or by resolution provide indemnification in addition to that provided by the WBCA, subject to certain conditions.

Bruce Industries Inc. is incorporated under the laws of the state of Colorado. Sections 7-109-101 through 7-109-110 of the Colorado Corporations and Associations Act, or the CCAA, contain specific provisions relating to indemnification of directors and officers of Colorado corporations. In general, the CCAA provides that unless limited by the articles of incorporation (a) a corporation shall indemnify a director who is wholly successful in the defense of a proceeding to which he or she is a party because of his or her status as an officer or directors for reasonable expenses, and (b) a corporation may indemnify a director for reasonable expenses, if it is determined as provided in the CCAA that the director’s actions met a certain standard of conduct, provided, however, that the corporation may not indemnify a director by or in the right of the corporation who is adjudged liable or in connection with any proceeding in which the director is adjudged liable of having derived an improper personal benefit. The CCAA also permits a director of a corporation who is a party to a proceeding to be paid an advance of expenses under certain circumstances set forth in the CCAA. Officers are entitled to the same mandatory and permissive indemnification as directors, as aforesaid, and also allows officers and other employees to be indemnified to an even greater extent so long as not inconsistent with public policy and if provided by bylaws, resolution or contract.

Aircraft Parts Corporation is incorporated under the laws of the state of New York. Sections 722 of the New York Business Corporation Law provides that a New York corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits and proceedings, whether civil, criminal or otherwise (other than action by or in the right of the corporation (“derivative actions”)), if they acted in good faith for a purpose they reasonably believed to be in or, in the case of service for another entity, not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions except that no indemnification shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim as to which such person is adjudged liable to the corporation unless and only to the extent approved by a court. Under Section 723 of the New York Business Corporation law, if a person has been successful in the defense of an action described above, he or she shall be entitled to indemnification. The foregoing is not exclusive of other indemnification that may be granted to a director or officer under a certificate of incorporation, bylaws, resolution or contract.

Texas Rotronics, Inc. is incorporated under the laws of the state of Texas. Article 2.02-1 of the Texas Business Corporation Act (the “Texas Statute”) provides that a Texas corporation may indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director only if it is determined that the person: (a) conducted himself or herself in good faith; (b) reasonably believed: (i) in the case of conduct in his or her official capacity as a director of the corporation, that his or her conduct was in the corporation’s best interests; (ii) in all other cases, that his or her conduct was at least not opposed to the corporation’s best interests; and (iii) in the case of any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A Texas corporation is not permitted to indemnify a director in respect of a proceeding: (a) in which the person is found liable on the basis that personal benefit was improperly received by him or her, whether or not the benefit resulted from an action taken in the person’s official capacity; or (b) in which the person is found liable to the corporation. A person may be indemnified against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding; but if the person is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by the person, indemnification (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding and (2) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the corporation. Where a director is successful, on the merits or otherwise, in the defense of a proceeding referred to above, the Corporation must indemnify such director against reasonable expenses incurred by him or her. The Texas statute further authorizes a Texas corporation to indemnify an officer, employee or agent of the corporation to the same extent as a director. In addition, Article 2.02-1 of the Texas Statute authorizes a Texas corporation to purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee, or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, employee benefit plan, other enterprise, or other entity, against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the corporation would have the power to indemnify him or her against that liability under the Texas Statute.

TransDigm Inc.’s certificate of incorporation and bylaws and the certificates of incorporation and bylaws of TransDigm Group Incorporated, MarathonNorco Aerospace, Inc., Skurka Aerospace Inc., Aviation Technologies, Inc., AeroControlex Group, Inc., Acme Aerospace, Inc., Dukes Aerospace, Inc., Bruce Aerospace Inc., Semco Instruments, Inc., McKechnie Aerospace DE, Inc., McKechnie Aerospace Holdings, Inc. and McKechnie Aerospace Investments, Inc. generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under Delaware law. Similarly, the articles of incorporation and bylaws of Adams Rite Aerospace, Inc. and Hartwell Corporation generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under California law. Similarly, the bylaws of Bruce Industries Inc. generally provide for the indemnification of its officers and directors to the fullest extent permitted under Colorado law. The limited liability company agreements of Champion Aerospace LLC, Avionic Instruments LLC, Transicoil LLC, CEF Industries, LLC, McKechnie Aerospace US, LLC and Western Sky Industries, LLC generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under Delaware law. In addition, the operating agreement of CDA InterCorp LLC generally provides for the indemnification of its officers and directors to the fullest extent permitted under Florida law.

TransDigm Group Incorporated also maintains a directors’ and officers’ insurance policy pursuant to which its directors and officers are insured against liability for actions taken in their capacities as directors and officers.

Item 21.	Exhibits and Financial Statement Schedules.

(a)	Exhibits.

The following exhibits are included as exhibits to this Registration Statement.

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
2.1	Agreement and Plan of Merger, dated January 9, 2007, among TransDigm Inc., Project Coffee Acquisition Co. and Aviation Technologies, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed January 10, 2007 (File No. 001-32833)

2.2	Stock Purchase Agreement dated September 25, 2010, among McKechnie Holdings LLC, TransDigm Inc. and TransDigm Group Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 28, 2010 (File No. 001-32833)

2.3	Stock Purchase Agreement dated January 28, 2011 among TransDigm, Inc., McKechnie Aerospace (Europe) Ltd., McKechnie Aerospace Investments, Inc. and Alcoa Global Fasteners, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 1, 2011 (File No. 001-32833)

3.1	Amended and Restated Certificate of Incorporation, filed March 14, 2006, of TransDigm Incorporated	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File No. 333-130483)

3.2	Amended and Restated Bylaws of TransDigm Group Incorporated, as amended	Previously filed

3.3	Certificate of Incorporation, filed July 2, 1993, of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.4	Certificate of Amendment, filed July 22, 1993, of the Certificate of Incorporation of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.5	Bylaws of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.6	Certificate of Incorporation, filed March 28, 1994, of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.7	Certificate of Amendment, filed May 18, 1994, of the Certificate of Incorporation of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.8	Certificate of Amendment, filed May 24, 1994, of the Certificate of Incorporation of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.9	Certificate of Amendment, filed August 28, 2003, of the Certificate of Incorporation of Marathon Power Technology Company (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 28, 2006 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.10	Bylaws of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.11	Articles of Incorporation, filed July 30, 1986, of ARP Acquisition Corporation (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.12	Certificate of Amendment, filed September 12, 1986, of the Articles of Incorporation of ARP Acquisition Corporation (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.13	Certificate of Amendment, filed January 27, 1992, of the Articles of Incorporation of Adams Rite Products, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.14	Certificate of Amendment, filed December 31, 1992, of the Articles of Incorporation of Adams Rite Products, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.15	Certificate of Amendment, filed August 11, 1997, of the Articles of Incorporation of Adams Rite Sabre International, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.16	Amended and Restated Bylaws of Adams Rite Aerospace, Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.17	Certificate of Formation, effective June 30, 2007, of Champion Aerospace LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.18	Limited Liability Company Agreement of Champion Aerospace LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.19	Certificate of Formation, effective June 29, 2007, of Avionic Instruments LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.20	Limited Liability Company Agreement of Avionic Instruments LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.21	Certificate of Incorporation, filed December 22, 2004, of Skurka Aerospace Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed October 11, 2006 (File No. 333-137937)

3.22	Bylaws of Skurka Aerospace Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed October 11, 2006 (File No. 333-137937)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.23	Certificate of Conversion, effective June 30, 2007, converting CDA InterCorp into CDA InterCorp LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.24	Operating Agreement of CDA InterCorp LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.25	Certificate of Incorporation, filed March 7, 2003, of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.26	Certificate of Amendment of Certificate of Incorporation, filed May 12, 2003, of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.27	Certificate of Amendment of Certificate of Incorporation, filed July 17, 2003, of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.28	Bylaws of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.29	Articles of Incorporation, filed October 3, 1963, of Avtech Corporation	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.30	Articles of Amendment of Articles of Incorporation, filed March 30, 1984, of Avtech Corporation	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.31	Articles of Amendment of Articles of Incorporation, filed April 17, 1989, of Avtech Corporation	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.32	Articles of Amendment of Articles of Incorporation, filed July 17, 1998, of Avtech Corporation	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.33	Articles of Amendment of Articles of Incorporation, filed May 20, 2003, of Avtech Corporation	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.34	Bylaws of Avtech Corporation	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.35	Certificate of Formation, effective June 30, 2007, of Transicoil LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.36	Limited Liability Company Agreement of Transicoil LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.37	Certificate of Incorporation, filed May 17, 2006, of Bruce Industries Acquisition Corp. (now known as Malaysian Aerospace Services, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.38	Certificate of Amendment of Certificate of Incorporation, filed January 19, 2007, of Bruce Industries Acquisition Corp. (now known as Malaysian Aerospace Services, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.39	Bylaws of Bruce Industries Acquisition Corp. (now known as Malaysian Aerospace Services, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.40	Certificate of Incorporation, filed June 18, 2007, of AeroControlex Group, Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.41	Bylaws of AeroControlex Group, Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.42	Certificate of Incorporation filed August 6, 2007, of Bruce Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.43	Bylaws of Bruce Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.44	Articles of Incorporation, filed February 6, 2006 of Bruce Industries Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.45	Bylaws of Bruce Industries Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.46	Certificate of Formation, filed September 30, 2009, of CEF Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 24, 2009 (File No. 001-32833)

3.47	Limited Liability Company Agreement of CEF Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 24, 2009 (File No. 001-32833)

3.48	Certificate of Incorporation, filed September 20, 1960, of Aircraft Parts Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 4, 2009 (File No. 001-32833)

3.49	Bylaws of Aircraft Parts Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 4, 2009 (File No. 001-32833)

3.50	Certificate of Incorporation, filed July 10, 2009, of Acme Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 5, 2009 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.51	Bylaws of Acme Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 5, 2009 (File No. 001-32833)

3.52	Certificate of Incorporation, filed November 20, 2009, of Dukes Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 (File No. 001-32833)

3.53	Bylaws of Dukes Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 File No. 001-32833)

3.54	Certificate of Incorporation of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

3.55	Amended and Restated Bylaws of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

3.56	Certificate of Incorporation, filed April 25, 2007, of McKechnie Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.57	Bylaws of McKechnie Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.58	Certificate of Incorporation, filed April 13, 2007, of McKechnie Aerospace DE, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.59	Bylaws of McKechnie Aerospace DE, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.60	Certificate of Formation, filed May 11, 2005, of Melrose US 3 LLC (now known as McKechnie Aerospace US LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.61	Certificate of Amendment to Certificate of Formation, filed May 11, 2007, of Melrose US 3 LLC (now known as McKechnie Aerospace US LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.62	Limited Liability Agreement of McKechnie Aerospace US LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.63	Certificate of Incorporation, filed December 11, 1998, of McKechnie US Holdings Inc. (now known as McKechnie Aerospace Investments, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.64	Certificate of Amendment to the Certificate of Incorporation, filed May 11, 2007, of McKechnie Investments, Inc. (now known as McKechnie Aerospace Investments, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.65	Amended and Restated Bylaws of McKechnie Aerospace Investments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.66	Certificate of Formation, filed February 29, 2000, of Western Sky Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.67	Second Amended and Restated Limited Liability Agreement of Western Sky Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.68	Articles of Incorporation, filed May 10, 1957, of Hartwell Aviation Supply Company (now known as Hartwell Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.69	Certificate of Amendment of Articles of Incorporation, filed June 9, 1960, of Hartwell Aviation Supply Company (now known as Hartwell Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.70	Certificate of Amendment of Articles of Incorporation, filed October 23, 1987, of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.71	Certificate of Amendment of Articles of Incorporation, filed April 9, 1997, of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.72	Bylaws of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.73	Articles of Incorporation, filed August 6, 1999, of Texas Rotronics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.74	Bylaws of Texas Rotronics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

4.1	Form of Stock Certificate	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File No. 333-130483)

4.2	Indenture, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 28, 2006 (File No. 001-32833)

4.3	First Supplemental Indenture, dated November 2, 2006, to Indenture, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 6, 2006 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
4.4	Second Supplemental Indenture, dated February 7, 2007, to Indenture, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 13, 2007 (File No. 001-32833)

4.5	Third Supplemental Indenture, dated June 29, 2007, to Indenture, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 6, 2007 (File No. 001-32833)

4.6	Fourth Supplemental Indenture, dated August 10, 2007, to Indenture, dated June 23, 2006, among TransDigm, Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form 8-K filed August 16, 2007 (File No 001-32833)

4.7	Fifth Supplemental Indenture, dated May 7, 2008, to Indenture, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 9, 2008 (File No. 001-32833)

4.8	Sixth Supplemental Indenture, dated December 16, 2008, to Indenture, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 18, 2008 (File No. 001-32833)

4.9	Seventh Supplemental Indenture, dated July 27, 2009, to Indenture dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 29, 2009 (File No. 001-32833)

4.10	Eighth Supplemental Indenture, dated December 2, 2009, to Indenture dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 (File No. 001-32833)

4.11	Ninth Supplemental Indenture, dated September 3, 2010, to Indenture dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
4.12	Tenth Supplemental Indenture, dated December 6, 2010, to Indenture dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

4.13	Eleventh Supplemental Indenture, dated December 14, 2010, to Indenture dated June 23, 2006, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 15, 2010 (File No. 001-32833)

4.14	Indenture, dated as of October 6, 2009, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

4.15	First Supplemental Indenture, dated December 2, 2009, to Indenture dated October 6, 2009, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 (File No. 001-32833)

4.16	Second Supplemental Indenture, dated September 3, 2010, to Indenture dated October 6, 2009, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

4.17	Third Supplemental Indenture, dated as of December 6, 2010, to Indenture dated October 6, 2009, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

4.18	Fourth Supplemental Indenture, dated as of December 14, 2010, to Indenture dated October 6, 2009, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 15, 2010 (File No. 001-32833)

4.19	Registration Rights Agreement, dated October 6, 2009, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse Securities (USA) LLC, as representative for the several initial purchasers	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
4.20	Form 7 3/4% Senior Subordinated Notes due 2014	Included in Exhibit 4.2

4.21	Indenture, dated as of December 14, 2010, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 15, 2010 (File No. 001-32833)

4.22	Form of 7 3/4% Senior Subordinated Notes due 2018	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 15, 2010 (File No. 001-32833)

4.23	Form of Notation of Guarantee	Included in Exhibit 4.21, which is incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 15, 2010 (File No. 001-32833)

4.24	Registration Rights Agreement, dated as of December 14, 2010, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC as representative for the initial purchasers listed therein	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 15, 2010 (File No. 001-32833)

4.25	Registration Rights Agreement, dated as of December 22, 2010, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto, UBS Securities LLC and Credit Suisse Securities (USA) LLC as representative for the initial purchasers listed therein	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 22, 2010 (File No. 001-32833)

5.1	Opinion of Jones Day	To be filed by amendment

5.2	Opinion of Baker Hostetler LLP	Filed herewith

5.3	Opinion of Perkins Coie LLP	Filed herewith

10.1	Second Amended and Restated Employment Agreement, dated February 24, 2011, between W. Nicholas Howley and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.2	Second Amended and Restated Employment Agreement, dated February 24, 2011, between Raymond Laubenthal and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.3	Second Amended and Restated Employment Agreement, dated February 24, 2011, between Gregory Rufus and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.4	Employment Agreement, dated February, 24 2011, between Robert Henderson and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.5	Employment Agreement, dated February, 24 2011, between James Riley and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.6	Employment Agreement, dated February, 24 2011, between Bernt Iversen and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.7	Employment Agreement, dated February, 24 2011, between Albert Rodriguez and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.8	TransDigm Group Incorporated Fourth Amended and Restated 2003 Stock Option Plan*	Incorporated by reference to Amendment No. 1 to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed November 8, 2006 (File No. 333-137937)

10.9	Amendment No. 1 to TransDigm Group Incorporated Fourth Amended and Restated 2003 Stock Option Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

10.10	Letter, dated February 24, 2006, from David Barr, Member of the Compensation Committee of the Board of Directors of TransDigm Group Incorporated, to W. Nicholas Howley, Chief Executive Officer of TransDigm Group Incorporated*	Incorporated by reference to Amendment No. 2 to TransDigm Group Incorporated’s Form S-1 filed February 27, 2006 (File No. 333-130483)

10.11	Amendment No. 2 to TransDigm Group Incorporated Fourth Amended and Restated Stock Option Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 7, 2008 (File No. 001-32833)

10.12	Amendment No. 3 to TransDigm Group Incorporated Fourth Amended and Restated Stock Option Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 28, 2009 (File No. 001-32833)

10.13	TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File No. 333-130483)

10.14	Amendment No. 1, dated October 20, 2006, to the TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to Amendment No. 1 to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed November 7, 2006 (File No. 333-137937)

10.15	Second Amendment to TransDigm Group Incorporated 2006 Stock Incentive Plan, dated April 25, 2008*	Incorporated by reference to TransDigm Group Incorporated’s Schedule 14A filed June 6, 2008 (File No. 001-32833)

10.16	Third Amendment to TransDigm Group Incorporated 2006 Stock Incentive Plan, dated January 11, 2011*	Incorporated by reference to TransDigm Group Incorporated’s Schedule 14A filed January 1, 2011 (File No. 001-32833)

10.17	Form of Amendment to Stock Option Notice and Stock Option Agreement*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed January 18, 2011 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.18	Form of Stock Option Grant Notice and Stock Option Agreement*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 7, 2011 (File No. 001-32833)

10.19	Text of Option Amendments made in February 2011*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.20	Text of Option Amendments made in April 2011*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 3, 2011 (File No. 001-32833)

10.21	Amended and Restated TD Holding Corporation Dividend Equivalent Plan*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form 8-K filed December 22, 2005 (File No. 333-10834006)

10.22	Second Amended and Restated TransDigm Group Incorporated 2003 Stock Option Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 28, 2009 (File No. 001-32833)

10.23	Third Amended and Restated TransDigm Group Incorporated 2003 Stock Option Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

10.24	Amended and Restated TransDigm Inc. Executive Retirement Savings Plan*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form 8-K filed December 22, 2005 (File No. 333-10834006)

10.25	TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 6, 2008 (File No. 333-130483)

10.26	Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 28, 2009 (File No. 001-32833)

10.27	Second Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

10.28	Form of Management Option Agreement, between TD Holding Corporation and the applicable executive regarding the rollover options granted to such executive*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4, filed August 29, 2003 (File No. 333-10834006)

10.29	Form of Management Option Agreement, between TD Holding Corporation and the applicable executive regarding the time vested options granted to such executive under the 2003 Stock Option Plan (pre-IPO)*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4, filed August 29, 2003 (File No. 333-10834006)

10.30	Form of Management Option Agreement, between TD Holding Corporation and the applicable executive regarding the performance vested options granted to such executive under the 2003 Stock Option Plan (pre-IPO)*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4, filed August 29, 2003 (File No. 333-10834006)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.31	Form of Management Option Agreement, between TransDigm Group Incorporated and the applicable executive regarding the time vested options granted to such executive under the Fourth Amended and Restated 2003 Stock Option Plan (post-IPO)*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 28, 2006 (File No. 001-32833)

10.32	Form of Management Option Agreement, between TransDigm Group Incorporated and the applicable executive regarding the performance vested options granted to such executive under the Fourth Amended and Restated 2003 Stock Option Plan (post-IPO)*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 28, 2006 (File No. 001-32833)

10.33	Form of Option Agreement under TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File no. 333-130483)

10.34	Form of Option Agreement under 2008 stock incentive program under TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 21, 2008 (File No. 001-32833)

10.35	Form of Option Agreement under 2008 stock incentive program under TransDigm Group Incorporated 2006 Stock Incentive Plan, incorporating amendments made in January 2011 (in the form of options granted in fiscal 2011)*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

10.36	Form of Restricted Stock Award Agreement under TransDigm Group Incorporated 2006 Stock Incentive Plan	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 8, 2007 (File No. 001-32833)

10.37	Amended and Restated Stock Option Agreement dated June 2004 between TransDigm Group Incorporated and Michael Graff	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

10.38	First Amendment to Amended and Restated Stock Option Agreement dated October 5, 2009 between TransDigm Group Incorporated and Michael Graff	Filed with Exhibit 10.32

10.39	Tax Sharing Agreement, dated July 22, 2003, among TD Holding Corporation, TransDigm Holding Company, TransDigm Inc. and such direct and indirect subsidiaries of TD Holding Corporation that are listed on Exhibit A thereto	Incorporated by reference to Amendment No. 1 to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed October 30, 2003 (File No. 333-10834006)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.40	Credit Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions from time to time party thereto, as lenders, Credit Suisse, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC and Bank of America Securities LLC, as joint lead arrangers and joint bookrunners, Bank of America, N.A., as syndication agent, and Barclays Bank plc, General Electrical Capital Corporation and UBS Securities LLC, as co-documentation agents	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed on June 28, 2006 (File No. 001-32833)

10.41	Amendment No. 1. Consent and Agreement, dated January 25, 2007, to the Credit Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions from time to time party thereto, as lenders, Credit Suisse, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC and Bank of America Securities LLC, as joint lead arrangers and joint bookrunners, Bank of America, N.A., as syndication agent, and Barclays Bank plc, General Electric Capital Corporation and UBS Securities LLC, as co-documentation agents	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 13, 2007 (File No. 001-32833)

10.42	Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 28, 2006 (File No. 001-32833)

10.43	Supplement No. 1, dated November 2, 2006, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 6, 2006 (File No. 001-32833)

10.44	Supplement No. 2, dated February 7, 2007, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 13, 2007 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.45	Supplement No. 3, dated June 29, 2007, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 6, 2007 (File No. 001-32833)

10.46	Supplement No. 4, dated September 10, 2007, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 11, 2007 (File No. 001-32833)

10.47	Supplement No. 5 dated May 7, 2008, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 9, 2008 (File No. 001-32833)

10.48	Supplement No. 6 dated December 16, 2008, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 18, 2008 (File No. 001-32833)

10.49	Supplement No. 7 dated July 27, 2009, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 29, 2009 (File No. 001-32833)

10.50	Supplement No. 8, dated as of December 2, 2009, between Dukes Aerospace, Inc. and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 (File No. 001-32833)

10.51	Supplement No. 9 dated September 3, 2010, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.52	Guarantee and Collateral Agreement, dated June 23, 2006, as amended and restated as of December 6, 2010, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse AG, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

10.53	Guarantee and Collateral Agreement, dated as of June 23, 2006, as amended and restated as of February 14, 2011, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse AG, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 17, 2011 (File No. 001-32833)

10.54	Joinder Agreement, dated November 2, 2006, between CDA InterCorp and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 6, 2006 (File No. 001-32833)

10.55	Joinder Agreement, dated February 7, 2007, among Aviation Technologies, Inc., Avtech Corporation, Transicoil LLC, West Coast Specialties, Inc., Malaysian Aerospace Services, Inc. and Credit Suisse, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 13, 2007 (File No. 001-32833)

10.56	Joinder Agreement dated June 29, 2007, between AeroControlex Group, Inc. and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 6, 2007 (File No. 001-32833)

10.57	Joinder Agreement dated September 10, 2007, between Bruce Aerospace Inc. and Bruce Industries Inc. and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 11, 2007 (File No. 001-32833)

10.58	Joinder Agreement dated May 7, 2008, between CEF Industries, Inc., and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 9, 2008 (File No. 001-32833)

10.59	Joinder Agreement dated December 16, 2008, between Aircraft Parts Corporation and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 18, 2008 (File No. 001-32833)

10.60	Joinder Agreement dated July 27, 2009, between Acme Aerospace, Inc., and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 29, 2009 (File No. 001-32833)

10.61	Joinder Agreement, dated December 2, 2009, between Dukes Aerospace, Inc. and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 (File No. 001-32833)

10.62	Joinder Agreement, dated September 3, 2010, between Semco Instruments, Inc. and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.63	Joinder Agreement, dated December 6, 2010, among McKechnie Aerospace Holdings, Inc., McKechnie Aerospace DE, Inc., McKechnie Aerospace US LLC, McKechnie Aerospace Investments, Inc., Valley-Todeco, Inc., Hartwell Corporation, Western Sky Industries, LLC, Texas Rotronics, Inc. and Credit Suisse AG, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

10.64	Credit Agreement, dated December 6, 2010, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions from time to time party thereto, as lenders, Credit Suisse AG, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as joint lead arrangers, Credit Suisse Securities (USA) LLC, UBS Securities LLC, Morgan Stanley Senior Funding, Inc. and Barclays Capital, as Joint Bookrunners, UBS Securities LLC, as Syndication Agent, and Mizuho Corporate Bank, Ltd. and PNC Capital Markets LLC, as Co-Documentation Agents	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

10.65	Amendment No. 1, dated March 25, 2011, to the Credit Agreement, dated December 6, 2010, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions from time to time party thereto, as lenders, Credit Suisse AG, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as joint lead arrangers, Credit Suisse Securities (USA) LLC, UBS Securities LLC, Morgan Stanley Senior Funding, Inc. and Barclays Capital, as Joint Bookrunners, UBS Securities LLC, as Syndication Agent, and Mizuho Corporate Bank, Ltd. and PNC Capital Markets LLC, as Co-Documentation Agents	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 28, 2011 (File No. 001-32833)

10.66	Credit Agreement, dated February 14, 2011, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions party thereto, as lenders, Credit Suisse AG, as administrative agent and collateral agent and Credit Suisse Securities (USA) LLC, as sole lead arranger and sole bookrunner	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 17, 2011 (File No. 001-32833)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges	Previously filed

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
21.1	Subsidiaries of TransDigm Group Incorporated	Previously filed

23.1	Consent of Independent Registered Public Accounting Firm	Previously filed

23.2	Consent of Independent Auditors	Previously filed

23.3	Consent of Jones Day (included in Exhibit 5.1 hereto)	Previously filed

23.4	Consent of Baker Hostetler LLP (included in Exhibit 5.2 hereto)	Previously filed

23.5	Consent of Perkins Coie LLP (included in Exhibit 5.3 hereto)	Previously filed

24.1	Power of Attorney with respect to TransDigm Inc. (included in the signature pages hereto)	Previously filed

24.2	Power of Attorney with respect to TransDigm Group Incorporated (included in the signature pages hereto)	Previously filed

24.3	Power of Attorney with respect to Champion Aerospace LLC (included in the signature pages hereto)	Previously filed

24.4	Power of Attorney with respect to Adams Rite Aerospace, Inc. (included in the signature pages hereto)	Previously filed

24.5	Power of Attorney with respect to MarathonNorco Aerospace, Inc. (included in the signature pages hereto)	Previously filed

24.6	Power of Attorney with respect to Avionic Instruments LLC (included in the signature pages hereto)	Previously filed

24.7	Power of Attorney with respect to Skurka Aerospace Inc. (included in the signature pages hereto)	Previously filed

24.8	Power of Attorney with respect to CDA Intercorp LLC (included in the signature pages hereto)	Previously filed

24.9	Power of Attorney with respect to Aviation Technologies, Inc. (included in the signature pages hereto)	Previously filed

24.10	Power of Attorney with respect to Avtech Corporation (included in the signature pages hereto)	Previously filed

24.11	Power of Attorney with respect to Transicoil LLC (included in the signature pages hereto)	Previously filed

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.12	Power of Attorney with respect to Malaysian Aerospace Services, Inc. (included in the signature pages hereto)	Previously filed

24.13	Power of Attorney with respect to AeroControlex Group, Inc. (included in the signature pages hereto)	Previously filed

24.14	Power of Attorney with respect to Acme Aerospace, Inc. (included in the signature pages hereto)	Previously filed

24.15	Power of Attorney with respect to Dukes Aerospace, Inc. (included in the signature pages hereto)	Previously filed

24.16	Power of Attorney with respect to CEF Industries, LLC (included in the signature pages hereto)	Previously filed

24.17	Power of Attorney with respect to Bruce Aerospace Inc. (included in the signature pages hereto)	Previously filed

24.18	Power of Attorney with respect to Bruce Industries Inc. (included in the signature pages hereto)	Previously filed

24.19	Power of Attorney with respect to Aircraft Parts Corporation (included in the signature pages hereto)	Previously filed

24.20	Power of Attorney with respect to Semco Instruments, Inc. (included in the signature pages hereto)	Previously filed

24.21	Power of Attorney with respect to Hartwell Corporation (included in the signature pages hereto)	Previously filed

24.22	Power of Attorney with respect to McKechnie Aerospace DE, Inc. (included in the signature pages hereto)	Previously filed

24.23	Power of Attorney with respect to McKechnie Aerospace Holdings, Inc. (included in the signature pages hereto)	Previously filed

24.24	Power of Attorney with respect to McKechnie Aerospace Investments, Inc. (included in the signature pages hereto)	Previously filed

24.25	Power of Attorney with respect to McKechnie Aerospace US LLC (included in the signature pages hereto)	Previously filed

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.26	Power of Attorney with respect to Texas Rotronics, Inc. (included in the signature pages hereto)	Previously filed

24.27	Power of Attorney with respect to Western Sky Industries, LLC (included in the signature pages hereto)	Previously filed

25.1	Statement of Eligibility of Trustee	Previously filed

99.1	Form of Letter of Transmittal	Previously filed

99.2	Form of Notice of Guaranteed Delivery	Previously filed

99.3	Form of Letter to Clients	Previously filed

99.4	Form of Letter to Nominees	Previously filed

*	Indicates a management contract or compensation plan or arrangement.

Item 22.	Undertakings.

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(8) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, TransDigm Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

TRANSDIGM INC.

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Executive Vice President, Chief Financial Officer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

* Raymond F. Laubenthal	President, Chief Operating Officer and Director	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, TransDigm Group Incorporated has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

TRANSDIGM GROUP INCORPORATED

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)	August 4, 2011

William Dries	Director

* Mervin Dunn	Director	August 4, 2011

* Michael Graff	Director	August 4, 2011

* Sean Hennessy	Director	August 4, 2011

* Douglas Peacock	Director	August 4, 2011

* Robert Small	Director	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Champion Aerospace LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

CHAMPION AEROSPACE LLC

By:	TRANSDIGM INC., its sole member

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer) of TransDigm Inc., its sole member	August 4, 2011

* Gregory Rufus	Executive Vice President, Chief Financial Officer, Secretary and Director (Principal Financial and Accounting Officer) of TransDigm Inc., its sole member	August 4, 2011

* Raymond F. Laubenthal	President, Chief Operating Officer and Director of TransDigm Inc., its sole member	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Adams Rite Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

ADAMS RITE AEROSPACE, INC.

By:	*
Name: Raymond F. Laubenthal Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Raymond F. Laubenthal	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

*BY:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, MarathonNorco Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

MARATHONNORCO AEROSPACE, INC.

By:	*
Name: Raymond F. Laubenthal Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Raymond F. Laubenthal	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Avionic Instruments LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

AVIONIC INSTRUMENTS LLC

By:	TRANSDIGM INC., its sole member

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer) of TransDigm Inc., its sole member	August 4, 2011

* Gregory Rufus	Executive Vice President, Chief Financial Officer, Secretary and Director (Principal Financial and Accounting Officer) of TransDigm Inc., its sole member	August 4, 2011

* Raymond F. Laubenthal	President, Chief Operating Officer and Director of TransDigm Inc., its sole member	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Skurka Aerospace Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

SKURKA AEROSPACE INC.

By:	*
Name: Raymond F. Laubenthal Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Raymond F. Laubenthal	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

* Robert S. Henderson	Director	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CDA InterCorp LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

CDA INTERCORP LLC

By:	TRANSDIGM INC., its sole member

By:	*
Name: W. Nicholas Howley Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer) of TransDigm Inc., its sole member	August 4, 2011

* Gregory Rufus	Executive Vice President, Chief Financial Officer, Secretary and Director (Principal Financial and Accounting Officer) of TransDigm Inc., its sole member	August 4, 2011

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President, Chief Operating Officer and Director of TransDigm Inc., its sole member	August 4, 2011

*By:	/s/ Raymond F. Laubenthal
Raymond F. Laubenthal, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Aviation Technologies, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

AVIATION TECHNOLOGIES, INC.

By:	/s/ Raymond F. Laubenthal
Name: Raymond F. Laubenthal Title: Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer, President and Director (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

*By:	/s/ Raymond F. Laubenthal
Raymond F. Laubenthal, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Avtech Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

AVTECH CORPORATION

By:	/s/ Robert S. Henderson
Name: Robert S. Henderson Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert S. Henderson Robert S. Henderson	Chief Executive Officer and Director (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

* Raymond F. Laubenthal	Director	August 4, 2011

*By:	/s/ Robert S. Henderson
Robert S. Henderson, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Transicoil LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

TRANSICOIL LLC

By:	AVIATION TECHNOLOGIES, INC., its sole member

By:	/s/ Raymond F. Laubenthal
Name: Raymond F. Laubenthal
Title: Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer, President and Director (Principal Executive Officer) of Aviation Technologies, Inc., its sole member	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer) of Aviation Technologies, Inc., its sole member	August 4, 2011

*By:	/s/ Raymond F. Laubenthal
Raymond F. Laubenthal, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Malaysian Aerospace Services, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

MALAYSIAN AEROSPACE SERVICES, INC.

By:	/s/ Raymond F. Laubenthal
Name: Raymond F. Laubenthal
Title: Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer, President and Director (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

*By:	/s/ Raymond F. Laubenthal
Raymond F. Laubenthal, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AeroControlex Group, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

AEROCONTROLEX GROUP, INC.

By:	/s/ Raymond F. Laubenthal
Name: Raymond F. Laubenthal Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

*By:	/s/ Raymond F. Laubenthal
Raymond F. Laubenthal, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Acme Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

ACME AEROSPACE, INC.

By:	*
Name: Raymond F. Laubenthal Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Raymond F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Dukes Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

DUKES AEROSPACE, INC.

By:	*
Name: James Riley
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* James Riley	Chief Executive Officer and Director (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

Chet Huffman	Director

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CEF Industries, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

CEF INDUSTRIES, LLC

By:	TRANSDIGM INC., its sole member

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer) of TransDigm Inc., its sole member	August 4, 2011

* Gregory Rufus	Executive Vice President, Chief Financial Officer, Secretary and Director (Principal Financial and Accounting Officer) of TransDigm Inc., its sole member	August 4, 2011

* Raymond F. Laubenthal	President, Chief Operating Officer and Director of TransDigm Inc., its sole member	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bruce Aerospace Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

BRUCE AEROSPACE INC.

By:	/s/ Raymond F. Laubenthal
Name: Raymond F. Laubenthal
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	August 4, 2011

* John Leary	President and Director	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

*By:	/s/ Raymond F. Laubenthal
Raymond F. Laubenthal, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bruce Industries Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

BRUCE INDUSTRIES INC.

By:	/s/ Raymond F. Laubenthal
Name: Raymond F. Laubenthal
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	August 4, 2011

* John Leary	President and Director	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

*By:	/s/ Raymond F. Laubenthal
Raymond F. Laubenthal, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Aircraft Parts Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

AIRCRAFT PARTS CORPORATION

By:	*
Name: Raymond F. Laubenthal
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Raymond F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

* Robert S. Henderson	Director	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley , Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Semco Instruments, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

SEMCO INSTRUMENTS, INC.

By:	*
Name: Raymond F. Laubenthal
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Raymond F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley , Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Hartwell Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

HARTWELL CORPORATION

By:	*
Name: Raymond F. Laubenthal
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Raymond F. Laubenthal	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

* James Riley	Director	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace DE, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

MCKECHNIE AEROSPACE DE, INC.

By:	*
Name: James Riley
Title: President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* James Riley	President and Chief Executive Officer (Principal Executive Officer)	August 4, 2011

* Raymond F. Laubenthal	Chairman of the Board of Directors	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

MCKECHNIE AEROSPACE HOLDINGS, INC.

By:	*
Name: Raymond F. Laubenthal
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Raymond F. Laubenthal	President and Director (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace Investments, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

MCKECHNIE AEROSPACE INVESTMENTS, INC.

By:	*
Name: Raymond F. Laubenthal
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Raymond F. Laubenthal	President and Director (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace US LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

MCKECHNIE AEROSPACE US LLC

By:	MCKECHNIE AEROSPACE DE, INC., its sole member

By:	*
Name: James Riley
Title: President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* James Riley	President and Chief Executive Officer (Principal Executive Officer)	August 4, 2011

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chairman of the Board of Directors of McKechnie Aerospace DE, Inc., its sole member	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer) of McKechnie Aerospace DE, Inc., its sole member	August 4, 2011

*By:	/s/ Raymond F. Laubenthal
Raymond F. Laubenthal, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Texas Rotronics, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

TEXAS ROTRONICS, INC.

By:	*
Name: Raymond F. Laubenthal
Title: Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Raymond F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	August 4, 2011

* James Riley	Director	August 4, 2011

*By:	/s/ W. Nicholas Howley
W. Nicholas Howley, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Western Sky Industries, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 4th day of August, 2011.

WESTERN SKY INDUSTRIES, LLC

By:	MCKECHNIE AEROSPACE INVESTMENTS, INC., its sole member

By:	/s/ Raymond F. Laubenthal
Name: Raymond F. Laubenthal Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President and Director (Principal Executive Officer) of McKechnie Aerospace Investments, Inc., its sole member	August 4, 2011

* Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer) of McKechnie Aerospace Investments, Inc., its sole member	August 4, 2011

*By:	/s/ Raymond F. Laubenthal
Raymond F. Laubenthal, Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
2.1	Agreement and Plan of Merger, dated January 9, 2007, among TransDigm Inc., Project Coffee Acquisition Co. and Aviation Technologies, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed January 10, 2007 (File No. 001-32833)

2.2	Stock Purchase Agreement dated September 25, 2010, among McKechnie Holdings LLC, TransDigm Inc. and TransDigm Group Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 28, 2010 (File No. 001-32833)

2.3	Stock Purchase Agreement dated January 28, 2011 among TransDigm, Inc., McKechnie Aerospace (Europe) Ltd., McKechnie Aerospace Investments, Inc. and Alcoa Global Fasteners, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 1, 2011 (File No. 001-32833)

3.1	Amended and Restated Certificate of Incorporation, filed March 14, 2006, of TransDigm Incorporated	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File No. 333-130483)

3.2	Amended and Restated Bylaws of TransDigm Group Incorporated, as amended	Previously filed

3.3	Certificate of Incorporation, filed July 2, 1993, of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.4	Certificate of Amendment, filed July 22, 1993, of the Certificate of Incorporation of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.5	Bylaws of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.6	Certificate of Incorporation, filed March 28, 1994, of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.7	Certificate of Amendment, filed May 18, 1994, of the Certificate of Incorporation of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.8	Certificate of Amendment, filed May 24, 1994, of the Certificate of Incorporation of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.9	Certificate of Amendment, filed August 28, 2003, of the Certificate of Incorporation of Marathon Power Technology Company (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 28, 2006 (File No. 001-32833)

3.10	Bylaws of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.11	Articles of Incorporation, filed July 30, 1986, of ARP Acquisition Corporation (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.12	Certificate of Amendment, filed September 12, 1986, of the Articles of Incorporation of ARP Acquisition Corporation (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.13	Certificate of Amendment, filed January 27, 1992, of the Articles of Incorporation of Adams Rite Products, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.14	Certificate of Amendment, filed December 31, 1992, of the Articles of Incorporation of Adams Rite Products, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.15	Certificate of Amendment, filed August 11, 1997, of the Articles of Incorporation of Adams Rite Sabre International, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.16	Amended and Restated Bylaws of Adams Rite Aerospace, Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.17	Certificate of Formation, effective June 30, 2007, of Champion Aerospace LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.18	Limited Liability Company Agreement of Champion Aerospace LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.19	Certificate of Formation, effective June 29, 2007, of Avionic Instruments LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.20	Limited Liability Company Agreement of Avionic Instruments LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.21	Certificate of Incorporation, filed December 22, 2004, of Skurka Aerospace Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed October 11, 2006 (File No. 333-137937)

3.22	Bylaws of Skurka Aerospace Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed October 11, 2006 (File No. 333-137937)

3.23	Certificate of Conversion, effective June 30, 2007, converting CDA InterCorp into CDA InterCorp LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.24	Operating Agreement of CDA InterCorp LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.25	Certificate of Incorporation, filed March 7, 2003, of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.26	Certificate of Amendment of Certificate of Incorporation, filed May 12, 2003, of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.27	Certificate of Amendment of Certificate of Incorporation, filed July 17, 2003, of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.28	Bylaws of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.29	Articles of Incorporation, filed October 3, 1963, of Avtech Corporation	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.30	Articles of Amendment of Articles of Incorporation, filed March 30, 1984, of Avtech Corporation	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.31	Articles of Amendment of Articles of Incorporation, filed April 17, 1989, of Avtech Corporation	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.32	Articles of Amendment of Articles of Incorporation, filed July 17, 1998, of Avtech Corporation	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.33	Articles of Amendment of Articles of Incorporation, filed May 20, 2003, of Avtech Corporation	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.34	Bylaws of Avtech Corporation	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.35	Certificate of Formation, effective June 30, 2007, of Transicoil LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.36	Limited Liability Company Agreement of Transicoil LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.37	Certificate of Incorporation, filed May 17, 2006, of Bruce Industries Acquisition Corp. (now known as Malaysian Aerospace Services, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.38	Certificate of Amendment of Certificate of Incorporation, filed January 19, 2007, of Bruce Industries Acquisition Corp. (now known as Malaysian Aerospace Services, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.39	Bylaws of Bruce Industries Acquisition Corp. (now known as Malaysian Aerospace Services, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.40	Certificate of Incorporation, filed June 18, 2007, of AeroControlex Group, Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.41	Bylaws of AeroControlex Group, Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.42	Certificate of Incorporation filed August 6, 2007, of Bruce Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.43	Bylaws of Bruce Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.44	Articles of Incorporation, filed February 6, 2006 of Bruce Industries Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.45	Bylaws of Bruce Industries Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.46	Certificate of Formation, filed September 30, 2009, of CEF Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 24, 2009 (File No. 001-32833)

3.47	Limited Liability Company Agreement of CEF Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 24, 2009 (File No. 001-32833)

3.48	Certificate of Incorporation, filed September 20, 1960, of Aircraft Parts Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 4, 2009 (File No. 001-32833)

3.49	Bylaws of Aircraft Parts Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 4, 2009 (File No. 001-32833)

3.50	Certificate of Incorporation, filed July 10, 2009, of Acme Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 5, 2009 (File No. 001-32833)

3.51	Bylaws of Acme Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 5, 2009 (File No. 001-32833)

3.52	Certificate of Incorporation, filed November 20, 2009, of Dukes Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 (File No. 001-32833)

3.53	Bylaws of Dukes Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.54	Certificate of Incorporation of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

3.55	Amended and Restated Bylaws of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

3.56	Certificate of Incorporation, filed April 25, 2007, of McKechnie Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.57	Bylaws of McKechnie Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.58	Certificate of Incorporation, filed April 13, 2007, of McKechnie Aerospace DE, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.59	Bylaws of McKechnie Aerospace DE, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.60	Certificate of Formation, filed May 11, 2005, of Melrose US 3 LLC (now known as McKechnie Aerospace US LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.61	Certificate of Amendment to Certificate of Formation, filed May 11, 2007, of Melrose US 3 LLC (now known as McKechnie Aerospace US LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.62	Limited Liability Agreement of McKechnie Aerospace US LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.63	Certificate of Incorporation, filed December 11, 1998, of McKechnie US Holdings Inc. (now known as McKechnie Aerospace Investments, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.64	Certificate of Amendment to the Certificate of Incorporation, filed May 11, 2007, of McKechnie Investments, Inc. (now known as McKechnie Aerospace Investments, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.65	Amended and Restated Bylaws of McKechnie Aerospace Investments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.66	Certificate of Formation, filed February 29, 2000, of Western Sky Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.67	Second Amended and Restated Limited Liability Agreement of Western Sky Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.68	Articles of Incorporation, filed May 10, 1957, of Hartwell Aviation Supply Company (now known as Hartwell Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.69	Certificate of Amendment of Articles of Incorporation, filed June 9, 1960, of Hartwell Aviation Supply Company (now known as Hartwell Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.70	Certificate of Amendment of Articles of Incorporation, filed October 23, 1987, of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.71	Certificate of Amendment of Articles of Incorporation, filed April 9, 1997, of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.72	Bylaws of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.73	Articles of Incorporation, filed August 6, 1999, of Texas Rotronics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.74	Bylaws of Texas Rotronics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

4.1	Form of Stock Certificate	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File No. 333-130483)

4.2	Indenture, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 28, 2006 (File No. 001-32833)

4.3	First Supplemental Indenture, dated November 2, 2006, to Indenture, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 6, 2006 (File No. 001-32833)

4.4	Second Supplemental Indenture, dated February 7, 2007, to Indenture, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 13, 2007 (File No. 001-32833)

4.5	Third Supplemental Indenture, dated June 29, 2007, to Indenture, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 6, 2007 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
4.6	Fourth Supplemental Indenture, dated August 10, 2007, to Indenture, dated June 23, 2006, among TransDigm, Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form 8-K filed August 16, 2007 (File No 001-32833)

4.7	Fifth Supplemental Indenture, dated May 7, 2008, to Indenture, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 9, 2008 (File No. 001-32833)

4.8	Sixth Supplemental Indenture, dated December 16, 2008, to Indenture, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 18, 2008 (File No. 001-32833)

4.9	Seventh Supplemental Indenture, dated July 27, 2009, to Indenture dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 29, 2009 (File No. 001-32833)

4.10	Eighth Supplemental Indenture, dated December 2, 2009, to Indenture dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 (File No. 001-32833)

4.11	Ninth Supplemental Indenture, dated September 3, 2010, to Indenture dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

4.12	Tenth Supplemental Indenture, dated December 6, 2010, to Indenture dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

4.13	Eleventh Supplemental Indenture, dated December 14, 2010, to Indenture dated June 23, 2006, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 15, 2010 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
4.14	Indenture, dated as of October 6, 2009, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

4.15	First Supplemental Indenture, dated December 2, 2009, to Indenture dated October 6, 2009, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 (File No. 001-32833)

4.16	Second Supplemental Indenture, dated September 3, 2010, to Indenture dated October 6, 2009, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

4.17	Third Supplemental Indenture, dated as of December 6, 2010, to Indenture dated October 6, 2009, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

4.18	Fourth Supplemental Indenture, dated as of December 14, 2010, to Indenture dated October 6, 2009, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 15, 2010 (File No. 001-32833)

4.19	Registration Rights Agreement, dated October 6, 2009, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse Securities (USA) LLC, as representative for the several initial purchasers	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

4.20	Form 7 3/4% Senior Subordinated Notes due 2014	Included in Exhibit 4.2

4.21	Indenture, dated as of December 14, 2010, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 15, 2010 (File No. 001-32833)

4.22	Form of 7 3/4% Senior Subordinated Notes due 2018	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 15, 2010 (File No. 001-32833)

4.23	Form of Notation of Guarantee	Included in Exhibit 4.21, which is incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 15, 2010 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
4.24	Registration Rights Agreement, dated as of December 14, 2010, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC as representative for the initial purchasers listed therein	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 15, 2010 (File No. 001-32833)

4.25	Registration Rights Agreement, dated as of December 22, 2010, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto, UBS Securities LLC and Credit Suisse Securities (USA) LLC as representative for the initial purchasers listed therein	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 22, 2010 (File No. 001-32833)

5.1	Opinion of Jones Day	To be filed by amendment

5.2	Opinion of Baker Hostetler LLP	Filed herewith

5.3	Opinion of Perkins Coie LLP	Filed herewith

10.1	Second Amended and Restated Employment Agreement, dated February 24, 2011, between W. Nicholas Howley and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.2	Second Amended and Restated Employment Agreement, dated February 24, 2011, between Raymond Laubenthal and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.3	Second Amended and Restated Employment Agreement, dated February 24, 2011, between Gregory Rufus and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.4	Employment Agreement, dated February, 24 2011, between Robert Henderson and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.5	Employment Agreement, dated February, 24 2011, between James Riley and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.6	Employment Agreement, dated February, 24 2011, between Bernt Iversen and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.7	Employment Agreement, dated February, 24 2011, between Albert Rodriguez and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.8	TransDigm Group Incorporated Fourth Amended and Restated 2003 Stock Option Plan*	Incorporated by reference to Amendment No. 1 to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed November 8, 2006 (File No. 333-137937)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.9	Amendment No. 1 to TransDigm Group Incorporated Fourth Amended and Restated 2003 Stock Option Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

10.10	Letter, dated February 24, 2006, from David Barr, Member of the Compensation Committee of the Board of Directors of TransDigm Group Incorporated, to W. Nicholas Howley, Chief Executive Officer of TransDigm Group Incorporated*	Incorporated by reference to Amendment No. 2 to TransDigm Group Incorporated’s Form S-1 filed February 27, 2006 (File No. 333-130483)

10.11	Amendment No. 2 to TransDigm Group Incorporated Fourth Amended and Restated Stock Option Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 7, 2008 (File No. 001-32833)

10.12	Amendment No. 3 to TransDigm Group Incorporated Fourth Amended and Restated Stock Option Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 28, 2009 (File No. 001-32833)

10.13	TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File No. 333-130483)

10.14	Amendment No. 1, dated October 20, 2006, to the TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to Amendment No. 1 to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed November 7, 2006 (File No. 333-137937)

10.15	Second Amendment to TransDigm Group Incorporated 2006 Stock Incentive Plan, dated April 25, 2008*	Incorporated by reference to TransDigm Group Incorporated’s Schedule 14A filed June 6, 2008 (File No. 001-32833)

10.16	Third Amendment to TransDigm Group Incorporated 2006 Stock Incentive Plan, dated January 11, 2011*	Incorporated by reference to TransDigm Group Incorporated’s Schedule 14A filed January 1, 2011 (File No. 001-32833)

10.17	Form of Amendment to Stock Option Notice and Stock Option Agreement*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed January 18, 2011 (File No. 001-32833)

10.18	Form of Stock Option Grant Notice and Stock Option Agreement*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 7, 2011 (File No. 001-32833)

10.19	Text of Option Amendments made in February 2011*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.20	Text of Option Amendments made in April 2011*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 3, 2011 (File No. 001-32833)

10.21	Amended and Restated TD Holding Corporation Dividend Equivalent Plan*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form 8-K filed December 22, 2005 (File No. 333-10834006)

10.22	Second Amended and Restated TransDigm Group Incorporated 2003 Stock Option Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 28, 2009 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.23	Third Amended and Restated TransDigm Group Incorporated 2003 Stock Option Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

10.24	Amended and Restated TransDigm Inc. Executive Retirement Savings Plan*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form 8-K filed December 22, 2005 (File No. 333-10834006)

10.25	TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 6, 2008 (File No. 333-130483)

10.26	Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 28, 2009 (File No. 001-32833)

10.27	Second Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

10.28	Form of Management Option Agreement, between TD Holding Corporation and the applicable executive regarding the rollover options granted to such executive*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4, filed August 29, 2003 (File No. 333-10834006)

10.29	Form of Management Option Agreement, between TD Holding Corporation and the applicable executive regarding the time vested options granted to such executive under the 2003 Stock Option Plan (pre-IPO)*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4, filed August 29, 2003 (File No. 333-10834006)

10.30	Form of Management Option Agreement, between TD Holding Corporation and the applicable executive regarding the performance vested options granted to such executive under the 2003 Stock Option Plan (pre-IPO)*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4, filed August 29, 2003 (File No. 333-10834006)

10.31	Form of Management Option Agreement, between TransDigm Group Incorporated and the applicable executive regarding the time vested options granted to such executive under the Fourth Amended and Restated 2003 Stock Option Plan (post-IPO)*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 28, 2006 (File No. 001-32833)

10.32	Form of Management Option Agreement, between TransDigm Group Incorporated and the applicable executive regarding the performance vested options granted to such executive under the Fourth Amended and Restated 2003 Stock Option Plan (post-IPO)*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 28, 2006 (File No. 001-32833)

10.33	Form of Option Agreement under TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File no. 333-130483)

10.34	Form of Option Agreement under 2008 stock incentive program under TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 21, 2008 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.35	Form of Option Agreement under 2008 stock incentive program under TransDigm Group Incorporated 2006 Stock Incentive Plan, incorporating amendments made in January 2011 (in the form of options granted in fiscal 2011)*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

10.36	Form of Restricted Stock Award Agreement under TransDigm Group Incorporated 2006 Stock Incentive Plan	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 8, 2007 (File No. 001-32833)

10.37	Amended and Restated Stock Option Agreement dated June 2004 between TransDigm Group Incorporated and Michael Graff	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

10.38	First Amendment to Amended and Restated Stock Option Agreement dated October 5, 2009 between TransDigm Group Incorporated and Michael Graff	Filed with Exhibit 10.32

10.39	Tax Sharing Agreement, dated July 22, 2003, among TD Holding Corporation, TransDigm Holding Company, TransDigm Inc. and such direct and indirect subsidiaries of TD Holding Corporation that are listed on Exhibit A thereto	Incorporated by reference to Amendment No. 1 to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed October 30, 2003 (File No. 333-10834006)

10.40	Credit Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions from time to time party thereto, as lenders, Credit Suisse, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC and Bank of America Securities LLC, as joint lead arrangers and joint bookrunners, Bank of America, N.A., as syndication agent, and Barclays Bank plc, General Electrical Capital Corporation and UBS Securities LLC, as co-documentation agents	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed on June 28, 2006 (File No. 001-32833)

10.41	Amendment No. 1. Consent and Agreement, dated January 25, 2007, to the Credit Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions from time to time party thereto, as lenders, Credit Suisse, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC and Bank of America Securities LLC, as joint lead arrangers and joint bookrunners, Bank of America, N.A., as syndication agent, and Barclays Bank plc, General Electric Capital Corporation and UBS Securities LLC, as co-documentation agents	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 13, 2007 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.42	Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 28, 2006 (File No. 001-32833)

10.43	Supplement No. 1, dated November 2, 2006, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 6, 2006 (File No. 001-32833)

10.44	Supplement No. 2, dated February 7, 2007, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 13, 2007 (File No. 001-32833)

10.45	Supplement No. 3, dated June 29, 2007, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 6, 2007 (File No. 001-32833)

10.46	Supplement No. 4, dated September 10, 2007, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 11, 2007 (File No. 001-32833)

10.47	Supplement No. 5 dated May 7, 2008, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 9, 2008 (File No. 001-32833)

10.48	Supplement No. 6 dated December 16, 2008, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 18, 2008 (File No. 001-32833)

10.49	Supplement No. 7 dated July 27, 2009, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 29, 2009 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.50	Supplement No. 8, dated as of December 2, 2009, between Dukes Aerospace, Inc. and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 (File No. 001-32833)

10.51	Supplement No. 9 dated September 3, 2010, to the Guarantee and Collateral Agreement, dated June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

10.52	Guarantee and Collateral Agreement, dated June 23, 2006, as amended and restated as of December 6, 2010, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse AG, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

10.53	Guarantee and Collateral Agreement, dated as of June 23, 2006, as amended and restated as of February 14, 2011, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse AG, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 17, 2011 (File No. 001-32833)

10.54	Joinder Agreement, dated November 2, 2006, between CDA InterCorp and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 6, 2006 (File No. 001-32833)

10.55	Joinder Agreement, dated February 7, 2007, among Aviation Technologies, Inc., Avtech Corporation, Transicoil LLC, West Coast Specialties, Inc., Malaysian Aerospace Services, Inc. and Credit Suisse, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 13, 2007 (File No. 001-32833)

10.56	Joinder Agreement dated June 29, 2007, between AeroControlex Group, Inc. and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 6, 2007 (File No. 001-32833)

10.57	Joinder Agreement dated September 10, 2007, between Bruce Aerospace Inc. and Bruce Industries Inc. and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 11, 2007 (File No. 001-32833)

10.58	Joinder Agreement dated May 7, 2008, between CEF Industries, Inc., and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 9, 2008 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.59	Joinder Agreement dated December 16, 2008, between Aircraft Parts Corporation and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 18, 2008 (File No. 001-32833)

10.60	Joinder Agreement dated July 27, 2009, between Acme Aerospace, Inc., and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 29, 2009 (File No. 001-32833)

10.61	Joinder Agreement, dated December 2, 2009, between Dukes Aerospace, Inc. and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 (File No. 001-32833)

10.62	Joinder Agreement, dated September 3, 2010, between Semco Instruments, Inc. and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

10.63	Joinder Agreement, dated December 6, 2010, among McKechnie Aerospace Holdings, Inc., McKechnie Aerospace DE, Inc., McKechnie Aerospace US LLC, McKechnie Aerospace Investments, Inc., Valley-Todeco, Inc., Hartwell Corporation, Western Sky Industries, LLC, Texas Rotronics, Inc. and Credit Suisse AG, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

10.64	Credit Agreement, dated December 6, 2010, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions from time to time party thereto, as lenders, Credit Suisse AG, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as joint lead arrangers, Credit Suisse Securities (USA) LLC, UBS Securities LLC, Morgan Stanley Senior Funding, Inc. and Barclays Capital, as Joint Bookrunners, UBS Securities LLC, as Syndication Agent, and Mizuho Corporate Bank, Ltd. and PNC Capital Markets LLC, as Co-Documentation Agents	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

10.65	Amendment No. 1, dated March 25, 2011, to the Credit Agreement, dated December 6, 2010, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions from time to time party thereto, as lenders, Credit Suisse AG, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as joint lead arrangers, Credit Suisse Securities (USA) LLC, UBS Securities LLC, Morgan Stanley Senior Funding, Inc. and Barclays Capital, as Joint Bookrunners, UBS Securities LLC, as Syndication Agent, and Mizuho Corporate Bank, Ltd. and PNC Capital Markets LLC, as Co-Documentation Agents	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 28, 2011 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.66	Credit Agreement, dated February 14, 2011, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions party thereto, as lenders, Credit Suisse AG, as administrative agent and collateral agent and Credit Suisse Securities (USA) LLC, as sole lead arranger and sole bookrunner	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 17, 2011 (File No. 001-32833)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges	Previously filed

21.1	Subsidiaries of TransDigm Group Incorporated	Previously filed

23.1	Consent of Independent Registered Public Accounting Firm	Previously filed

23.2	Consent of Independent Auditors	Previously filed

23.3	Consent of Jones Day (included in Exhibit 5.1 hereto)	Previously filed

23.4	Consent of Baker Hostetler LLP (included in Exhibit 5.2 hereto)	Previously filed

23.5	Consent of Perkins Coie LLP (included in Exhibit 5.3 hereto)	Previously filed

24.1	Power of Attorney with respect to TransDigm Inc. (included in the signature pages hereto)	Previously filed

24.2	Power of Attorney with respect to TransDigm Group Incorporated (included in the signature pages hereto)	Previously filed

24.3	Power of Attorney with respect to Champion Aerospace LLC (included in the signature pages hereto)	Previously filed

24.4	Power of Attorney with respect to Adams Rite Aerospace, Inc. (included in the signature pages hereto)	Previously filed

24.5	Power of Attorney with respect to MarathonNorco Aerospace, Inc. (included in the signature pages hereto)	Previously filed

24.6	Power of Attorney with respect to Avionic Instruments LLC (included in the signature pages hereto)	Previously filed

24.7	Power of Attorney with respect to Skurka Aerospace Inc. (included in the signature pages hereto)	Previously filed

24.8	Power of Attorney with respect to CDA Intercorp LLC (included in the signature pages hereto)	Previously filed

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.9	Power of Attorney with respect to Aviation Technologies, Inc. (included in the signature pages hereto)	Previously filed

24.10	Power of Attorney with respect to Avtech Corporation (included in the signature pages hereto)	Previously filed

24.11	Power of Attorney with respect to Transicoil LLC (included in the signature pages hereto)	Previously filed

24.12	Power of Attorney with respect to Malaysian Aerospace Services, Inc. (included in the signature pages hereto)	Previously filed

24.13	Power of Attorney with respect to AeroControlex Group, Inc. (included in the signature pages hereto)	Previously filed

24.14	Power of Attorney with respect to Acme Aerospace, Inc. (included in the signature pages hereto)	Previously filed

24.15	Power of Attorney with respect to Dukes Aerospace, Inc. (included in the signature pages hereto)	Previously filed

24.16	Power of Attorney with respect to CEF Industries, LLC (included in the signature pages hereto)	Previously filed

24.17	Power of Attorney with respect to Bruce Aerospace Inc. (included in the signature pages hereto)	Previously filed

24.18	Power of Attorney with respect to Bruce Industries Inc. (included in the signature pages hereto)	Previously filed

24.19	Power of Attorney with respect to Aircraft Parts Corporation (included in the signature pages hereto)	Previously filed

24.20	Power of Attorney with respect to Semco Instruments, Inc. (included in the signature pages hereto)	Previously filed

24.21	Power of Attorney with respect to Hartwell Corporation (included in the signature pages hereto)	Previously filed

24.22	Power of Attorney with respect to McKechnie Aerospace DE, Inc. (included in the signature pages hereto)	Previously filed

24.23	Power of Attorney with respect to McKechnie Aerospace Holdings, Inc. (included in the signature pages hereto)	Previously filed

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.24	Power of Attorney with respect to McKechnie Aerospace Investments, Inc. (included in the signature pages hereto)	Previously filed

24.25	Power of Attorney with respect to McKechnie Aerospace US LLC (included in the signature pages hereto)	Previously filed

24.26	Power of Attorney with respect to Texas Rotronics, Inc. (included in the signature pages hereto)	Previously filed

24.27	Power of Attorney with respect to Western Sky Industries, LLC (included in the signature pages hereto)	Previously filed

25.1	Statement of Eligibility of Trustee	Previously filed

99.1	Form of Letter of Transmittal	Previously filed

99.2	Form of Notice of Guaranteed Delivery	Previously filed

99.3	Form of Letter to Clients	Previously filed

99.4	Form of Letter to Nominees	Previously filed

*	Indicates a management contract or compensation plan or arrangement.